EXHIBIT 10.23

                                 LOAN AGREEMENT


THIS LOAN AGREEMENT is made as of the 29th day of October, 2007.


AMONG:

         WYNDOM CAPITAL INVESTMENTS INC., a corporation having an office located at 35 New Road, #2112 Belize City, Belize;

                                                                  (the "Lender")

AND:

         HYBRID TECHNOLOGIES, INC., a corporation incorporated pursuant to the laws of Nevada having a mailing address at 5841 East Charleston, Suite 230-145, Las Vegas, Nevada 89142;

                                                                (the "Borrower")

WHEREAS:

      A. The Lender has agreed to lend up to $4,000,000 ("the Loan"), to be evidenced by 10% Promissory Notes, due three (3) years from the date of issuance (the "Notes"), to the Borrower to be used by the Borrower for development of its business assets and for general working capital;

      B. The Borrower has agreed to grant to the Lender certain shares described in this Agreement to be held in escrow by Lender in order to secure the repayment of the Loan and the performance of the Borrower's obligations; and

      C. The sole recourse of the Lender in the event of a default on the Loan is to the shares held in escrow by Lender to secure repayment of the Loan.

In consideration of the premises, covenants, and agreements hereinafter set forth, and each party legally intending to be bound hereby, the parties hereby represent, warrant, covenant, and agree as follows:

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                     Article 1-Definitions & Interpretation

1.1   Definitions

In this Agreement:

      "Banking Day" means any day on which United States banks are generally open to the public for business in Las Vegas, Nevada; and

      "Interest" means simple interest at a rate of 10% per annum calculated on the Loan.


1.2   Headings

Headings have been inserted into this Agreement for reference only and they do not define, limit, alter, or enlarge the meaning of any provision of this Agreement.

1.3   Recitals

The recitals set out above form a part of this Agreement.

1.4   Currency

Unless otherwise specified, a statement of, or reference to, a dollar amount in this Loan Agreement without currency specification will mean United States dollars.

                             Article 2-Terms of Loan

2.1   Loan Amount

On and subject to the terms of this Agreement, the Lender hereby agrees to lend and the Borrower hereby agrees to borrow the principal sum of up to $4,000,000 from the Lender, evidenced by Notes in the aggregate principal amount borrowed, issuable upon the following terms and conditions:

      (a) $500,000 principal amount of Notes to be purchased from the Borrower by Lender at a closing ("Closing") to be held within fifteen (15) days of the execution of this Agreement; and

      (b) up to an additional $3,500,000 principal amount to the Borrower in additional installments (each an "Installment") to be advanced by Lender to Borrower within one hundred eighty (180) days of execution of this Agreement;


The Loan advances are subject to the Borrower satisfying all of its covenants and agreements. Upon receipt of each Installment of the Loan, a 10% finders fee ("Finders Fee") shall be paid to Kisumu S.A. that the Lender will deduct from the Loan proceeds as they are advanced, the Borrower shall be bound to accept the Loan upon the terms described herein.

2.2   Expenses

Each party shall be responsible for its own costs related to the preparation and execution of this Agreement and any related documentation.

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2.3   Non-Revolving Facility

The Loan will be a non-revolving facility and any principal of it that the Borrower repays will not be available for re-advance under this Agreement.

2.4   Promise to Pay

The Borrower hereby promises to make Loan payments to the Lender at its address shown on the first page of this Agreement, or at any other address directed by the Lender from time to time, in accordance with the schedule provided in paragraph 3.1.

                           Article 3-Repayment of Loan

3.1   Repayment of Principal; Interest

Subject to section 8.2, the Borrower hereby promises to repay the principal of each Loan Installment evidenced by a Note on the date that is three (3) years from the date on which the Installment is advanced to the Borrower. The Interest on the Loan shall be payable monthly in arrears on the first day of the following month.

3.2   Prepayment

The Borrower may not, without the Lender's permission, prepay all or any part of the Loan.

                      Article 4-General Payment Provisions

4.1   Payment Dates

If the date upon which any act or payment under this Agreement is required to be done or made falls on a day that is not a Banking Day, then such act or payment will be performed or made on the immediate subsequent Banking Day.

4.2   Receipt of Payments

All payments required to be made under this Agreement and received by the Lender after 3:00 pm Pacific Time will be deemed for all purposes of this Agreement to have been received by the Lender on the Banking Day following the date of payment.

4.3   Overdue Amounts

In addition to any other interest payable pursuant to this Agreement, any amount payable by the Borrower to the Lender in connection with this Agreement, and not paid when due, will bear interest at 15% per annum calculated from the date such amount first becomes due until paid in full.


                               Article 5-Security

5.1   Equity Security

As security for the indebtedness, liabilities and obligations of the Borrower to the Lender under this Agreement, upon the Lender delivering the Loan funds to the Borrower, the Borrower shall issue and deliver to the Lender 10,000,000 shares of restricted common stock in its capital (the "Shares" or "Share Collateral"), deliverable proportionately to delivery of funds (i.e. 1,250,000 shares when the first $500,000 of the Loan is advanced, and a further 8,750,000 shares upon delivery of the balance of the Loan at the rate of 2.5 shares for each dollar advanced); provided, that, upon the initial delivery of funds totaling $1,000,000 by Lender, Borrower shall deliver to Lender, in addition to the certificate or certificates representing the 2,500,000 Shares that collateralize such $1,000,000, a certificate or certificates representing the additional 7,500,000 Shares (the "Advance Collateral Shares") that are to collateralize the additional $3,000,000 principal amount of Installments of the Loan and that will bear an appropriate legend to the effect that such Shares are issued subject to the terms of this Agreement. To the extent the Advance Collateral Shares held by the Lender are not allocated to collateralize further Installments of the Loan pursuant to this Agreement, the Lender hereby agrees that the Borrower, without any further consent of the Lender, may cancel, pursuant to Nevada Revised Statutes 78.250, the certificate or certificates representing such outstanding Advance Collateral Shares that are not so allocated to collateralize the Loan hereunder and the Lender will forthwith redeliver the certificates representing such Advance Collateral Shares to Borrower or Borrower's transfer agent, as requested. The Shares shall be represented by stock certificates issued by the Borrower's registrar and transfer agent in the name of the Lender, to be held in escrow by the Lender.

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5.2   Anti-Dilution Protection; Dividends on Shares

The Share Collateral shall have customary anti-dilution protection for forward stock splits, stock dividends and major corporate transactions. In the event of a reverse stock split or combination of shares, the number of shares of common stock constituting the Share Collateral will, immediately following such reverse stock split or combination of shares, be increased by a new issuance of common stock of the Company to that number of shares constituting the Share Collateral immediately prior to such reverse stock split or combination of shares. The certificates representing any share dividends that the Borrower pays during the term of the Loan with respect to the Shares being held in escrow shall be credited and delivered to the Lender and held by the Lender pursuant to the terms of this Agreement.

5.3   Cancellation of Shares

After a Note and all accrued Interest thereon are repaid in full, the Lender shall deliver the Shares that are the designated collateral for such Note to the Borrower for return to Borrower's treasury. In such circumstances, the Lender shall provide the Borrower with such documentation as it may reasonably require for the cancellation and return to treasury of such Shares.

5.4   Disposal of Shares

The Lender shall not have the right to dispose of all or part of its interest in the Shares, except in accordance with the provisions of Article 8 of this Agreement upon the occurrence of an Event of Default.

5.5   Voting Rights

Unless a voting trust is signed, the Lender shall vote the Shares held by it in escrow.


                         Article 6-Conditions of Lending

6.1   Conditions Precedent to Advance

The obligations of the Lender to advance the Loan proceeds to the Borrower is subject to the satisfaction or waiver of following conditions precedent on or before the advance:

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         (a)      receipt by the Lender of certified copies of all documents evidencing all corporate action taken by the Borrower authorizing the execution and delivery of this Agreement and the issuance of the Shares as security, all to be satisfactory in form and substance to the Lender;

         (c) no Event of Default will have occurred or no event which, with the lapse of time or with notice and lapse of time specified herein would become an Event of Default, will have occurred and be continuing;

         (d) no action, proceeding, or investigation will be pending or threatened against the Borrower which would, if successful, have a material adverse effect on the financial condition of the Borrower or its ability to observe and perform its covenants under this Agreement; and

         (e) all representations and warranties contained in Article 7 of this Agreement will be true on and as of the date of any advance under the Loan with the same effect as if such representations and warranties had been made on and as of the date of such advance.

6.2   Waiver of Conditions Precedent

The above conditions precedent are for the sole benefit of the Lender. The Lender may in its sole discretion, waive by notice in writing any condition precedent, in whole or in part, without incurring any liability therefor.


                     Article 7-Representations & Warranties

The Borrower hereby represents and warrants to and in favor of and covenants with the Lender as follows:

7.1   General

All representations and warranties made under this Agreement will survive the advance of the Loan and the delivery of the Shares, and no investigation at any time made by or on behalf of the Lender will diminish in any respect whatsoever its rights to rely upon them. All statements contained in any certificate or other instrument delivered by or on behalf of the Borrower under or pursuant to this Agreement will constitute representations and warranties made by the Borrower under this Agreement.

7.2   Binding Effect

This Agreement, upon execution by the Lender, will be duly and validly authorized by all necessary corporate action, will have been validly executed, and will be legal, valid, and binding obligations of the Borrower enforceable in accordance with its terms.

7.3   Contravention of Law

Neither the execution and delivery of this Agreement and the issuance of the Shares, nor performance in accordance therewith, is or will contravene any provision of any law, regulation, order, license, permit, or consent applicable to each, or conflict with or result in a breach, or constitute a default under, or require any consent under the terms or conditions of any agreement or instrument to which the Borrower is a party or by which the Borrower is bound.

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7.4   No Default Under Agreements

The Borrower is not in default under any agreement or instrument to which it is a party and which default may materially adversely affect its ability to observe and perform its covenants under this Agreement.

7.5   No Claims

There are no actions, claims, or proceedings pending or, to the knowledge of the Borrower, threatened against the Borrower or its directors or officers before any court, administrative board, or other tribunal, which if decided against the Borrower or its directors or officers would materially or adversely affect its business or financial status and there is no unsatisfied claim or outstanding judgment or writ of execution against the Borrower.

The Lender hereby represents and warrants to and in favor of and covenants with the Borrower as follows:

7.6 Sales of the Notes will be made only to "accredited investors", as such term is defined in Rule 501(a) under the Securities Act of 1933, as amended.


                     Article 8-Events of Default & Remedies

8.1   Events of Default

Any one or more of the following events will constitute an Event of Default, whether any such Event of Default is voluntary or involuntary or effected by operation of law or pursuant to or in compliance with any judgment, decree, or order of any court or any order, rule, or regulation of any administrative or governmental body:

         (a) default by the Borrower in the due payment of any amount payable under this Agreement or in the due and complete observance or performance of any other condition, covenant, or provision of this Agreement;

         (b) the occurrence of a material adverse change in the financial position of the Borrower or in the value of the security held by the Lender for the Loan;

         (c) any action by the Borrower that constitutes a denial of the Lender's rights set forth in this Agreement;

         (d) an order is made or a petition is filed for the bankruptcy of the Borrower;

         (e) the Borrower commits an act of bankruptcy or makes a general assignment for the benefit of its creditors or otherwise acknowledges its insolvency;

         (f) the appointment of a receiver, receiver-manager, or receiver and manager of any part of the properties or assets of the Borrower;

         (g) the enforceability of any execution, or any other process of any court against the Borrower, or the levy of a distress or analogous process upon the properties or assets or any part thereof of the Borrower;

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         (h)      default by the Borrower in the performance of any contractual obligation to the Lender under any other agreement or legal instrument, whether or not collateral or supplemental to this Agreement;

         (i) the holder of any mortgage, charge, or encumbrance on any of the properties or assets or any part thereof of the Borrower does anything to enforce or realize on such mortgage, charge, or encumbrance;

         (j) if, at any time during the term of this Agreement, the Borrower is subject to a change of control. For the purposes of this subparagraph, a "change of control" shall be deemed to occur if:

                  (i) any person, or group of persons acting in concert, other than any current control person(s), hold greater than 20% of the issued and outstanding shares in the capital stock of the Borrower;

                  (ii) there is a 50% or greater change in the composition of the Borrower's Board of Directors, effected by stockholders of the Borrower other than with the consent of the current control person(s); or

                  (iii) if a takeover bid is issued with respect to the Borrower's securities;

         (k) if any representation or warranty made in writing to the Lender by the Borrower made in this Agreement or in any certificate or other instrument delivered or to be delivered by or on behalf of the Borrower to the Lender in contemplation of this Agreement is incorrect in any material respect on the date as of which such representation or warranty was made or purported to be made; or

         (l) trading in the shares of common stock of the Borrower is suspended by a regulatory authority.

8.2   Remedies on Default

After any Event of Default has occurred and continues for seven (7) days and at any time thereafter, provided that the Borrower has not theretofore remedied all outstanding Events of Default, the Lender may, in its discretion, declare this Agreement to be in default. At any time thereafter while the Borrower has not remedied all outstanding Events of Default, the Lender may, at its discretion and subject to compliance with any mandatory requirements of applicable law then in effect, exercise one or more of the following remedies:

         (a) declare the then outstanding balance of the Loan, Interest, costs, and all money owing by the Borrower to be immediately due and payable and such funds and liabilities will forthwith become due and payable without presentment, demand, protest, or other notice of any kind to the Borrower, all of which are hereby expressly waived; and/or

         (b) as Lender's sole recourse, take possession of the Shares designated as collateral for the principal amount of the Loan that is in default for its sole benefit; provided, that, in the event of a trading halt in the common stock of Borrower or upon the occurrence of an Event of Default under Section 8.1
                  (d), (e) or (f), the Loan shall be full recourse, and the Lender shall have all remedies available under applicable laws to enforce payment of amounts due under this Agreement, including a first security interest in all of the assets of Borrower. Upon the occurrence of any Event of Default or a trading halt in the common stock of Borrower, the Lender shall be deemed to be the registered and beneficial owner of a 100% right, interest and title to the Shares free of all charges, liens and encumbrances, other than any resale or other restrictions imposed by law.

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8.3   Other Securities

The rights and powers conferred by section 8.2 are in addition to and not in substitution for any other security which the Lender now or from time to time may hold or take from the Borrower in relation to this Agreement.

8.4   Remedies Non-Exclusive

No remedy set out in this Agreement is intended to be exclusive of each and every remedy given hereunder or now or hereafter existing at law or in equity or by statute or otherwise. The exercise or commencement of exercise by the Lender of any one or more of such remedies will not preclude the simultaneous or later exercise by the Lender of any or all other such remedies.

8.5   Set-Off or Counterclaim

The obligation of the Borrower to make all payments under this Agreement will be absolute and unconditional and will not be affected by any circumstance, including, without limitation, any set-off, compensation, counterclaim, recoupment, defense, or other right which the Borrower may have against the Lender, or anyone else for any reason whatsoever and any insolvency, bankruptcy, reorganization, or similar proceedings by or against the Borrower.

                                Article 9-General

9.1   Entire Agreement

This Agreement embodies the entire agreement and understanding between the parties with respect to the Loan and supersedes all prior agreements and undertakings, whether oral or written, relative to the subject matter hereof.

9.2   Amendments

This Agreement shall not be amended, waived, discharged, or terminated orally, but only by an instrument in writing signed by the party against whom enforcement of the amendment, waiver, discharge, or termination is sought.

9.3   Waiver

Every condition and covenant, and each and every representation and warranty contained in this Agreement has been inserted for the sole benefit of the Lender and any breach of any such conditions, covenants, representations, and warranties may, at the Lender's discretion, be waived or partially waived by the Lender. No failure or delay on the part of the Lender to exercise any right, power, or remedy given herein or by statute or at law or in equity or otherwise will operate as a waiver thereof, nor will any single or partial exercise of any right preclude any other exercise thereof or the exercise of any other right, power, or remedy.

9.4   Forbearance

No condonation, forgiveness, waiver, or forbearance by the Lender of any non-observance or non-performance by the Borrower of any of the provisions of this Agreement will operate as a waiver or estoppel by or against the Lender in respect of any provision, or any subsequent non-observance or non-performance by the Borrower of any of the provisions of this Agreement.

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9.5   Approvals

The acceptance or approval by the Lender of any matter required hereunder will be of no force and effect unless given in writing, and given prior to the event or thing for which it is required.

9.6   Lender's Discretion

The Lender may grant extensions of time, take and give up securities, accept compositions, grant releases and discharges, and otherwise deal with the Borrower and other parties, sureties, or securities as the Lender may see fit without prejudice to the liability of the Borrower, to the Lender and without prejudice to the Lender's rights under this Agreement.

9.7   No Merger of Judgment

Neither the taking of any judgment nor the exercise of any power of seizure and sale will operate to extinguish the obligation of the Borrower to pay its debts and liabilities under this Agreement or operate as a merger of any covenant in this Agreement, and the acceptance of any payment or alternate security will not constitute or create a novation, and the taking of a judgment or judgments under a covenant in this Agreement contained will not operate as a merger of those covenants or affect the Lender's rights to interest at the rate and times provided in this Agreement.

9.8   Other Indebtedness

Nothing contained in this Agreement will prejudice or impair any rights or remedies the Lender may have with respect to other loans which the Lender may make with the Borrower.

9.9   Notices

Any notice, direction, or other instrument required or permitted to be given under this Agreement will be in writing and may be delivered, sent by registered mail, or transmittal by facsimile machine to the respective addresses set out on the first page of this Agreement.

9.10  Effect of Notice

Any notice, direction, or instrument given will:

         (a) if delivered, be deemed to have been given or made at the time of delivery;

         (b) if mailed by registered mail and properly addressed, be deemed to have been given or made on the fourth Banking Day following the day on which it was so mailed, provided that should there be at the time of mailing or between the time of mailing and the actual receipt of the notice a mail strike, slowdown, or other labour dispute which might affect the delivery of that notice, then the notice will be only effective if actually delivered; and

         (c) if sent by facsimile machine, be deemed to have been given or made on the Banking Day immediately following the day on which it was transmitted.

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9.11  Notice of Change of Address

Any party may give written notice of change of address in the same manner in which event notice will thereafter be given at that changed address.

9.12  Further Assurances

As and so often as the Lender may require, the Borrower will execute and deliver to the Lender, at the expense of the Borrower, such further and other assurances and conveyances as may be necessary to properly carry out the intention of this Agreement.

9.13  Severability

If any term, covenant, or condition of this Agreement or application thereof to any person or circumstance is found to any extent to be invalid, illegal, or unenforceable in any respect, the remainder of this Agreement or application of such term, covenant, or condition to such person or circumstance other than those as to which it is held invalid, illegal, or unenforceable will not be affected thereby, and each term, covenant, and condition of this Agreement will be valid and legal and will be endorsed to the fullest extent permitted by law.

9.14  No Partnership

The parties specifically acknowledge that the Borrower and the Lender are not partners, that the Borrower has no right or authority to obligate the Lender and the Lender has no right to obligate the Borrower (except in the manner and to the extent provided in this Agreement), and that nothing contained in this Agreement, nor any acts of the parties in fulfilling their respective rights and obligations under this Agreement will be construed so as to create a partnership relationship between the Borrower and the Lender.

9.15  Assignment by Lender

The Borrower acknowledges and agrees that the Lender may assign all or any portion of its interest in the Loan, and its rights, obligations, and benefits under this Agreement, without the consent of the Borrower. The Borrower will execute such assurances and conveyances as may be reasonably required by the Lender in order to give effect to such assignment, including executing additional documents to facilitate assignment thereof by the Lender. The Lender will be fully released from its obligations hereunder upon any assignment of all the Loan and in respect of any partial assignment, will be fully released in respect of such assigned part of the Loan.

9.16  Access to Documentation

On execution of this Agreement, the Lender, at its own expense and at reasonable intervals and times, shall upon two Business Days' notice have access to the Borrower's minute book, corporate records, accounting files and to all technical records and other factual engineering data and information relating to the Borrower's assets which are in the possession of the Borrower.

9.17  Time of the Essence

Time will be of the essence of this Agreement in respect of all payments to be made under this Agreement and all covenants and agreements to be performed and fulfilled. Any extension of time under this Agreement will not be deemed to be or operate in law as a waiver on the part of the Lender that time is to be of the essence of this Agreement.

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9.18  Jurisdiction

The Borrower hereby irrevocably agrees that any legal action or proceedings against it with respect to this Agreement may be brought in the courts of Nevada or in such other court as the Lender may elect and, by execution and delivery of this Agreement, the Borrower hereby irrevocably submits to each such jurisdiction.

9.19  Governing Law

This Agreement, and the rights and obligations of the parties will be governed by and be construed in accordance with the laws of Nevada. The parties hereby attorn to the non-exclusive jurisdiction of the Courts of Nevada.

9.20  Counterparts

This Agreement may be signed in counterparts and by facsimile machine, and when a counterpart of this Agreement has been executed by each of the parties, such counterparts will be treated as one and the same Agreement, as if each such counterpart had been executed by all of the parties.

9.21  Enurement

This Agreement will be binding upon and enure to the benefit of the Borrower and the Lender and each of their respective successors and permitted assigns.

AS EVIDENCE OF THEIR AGREEMENT the parties have executed this Loan Agreement on the date appearing on page 1, above.


WYNDOM CAPITAL INVESTMENTS INC.             HYBRID TECHNOLOGIES, INC.


By: /s/ Bob Grandfield                      By: /s/ Holly Roseberry
   -------------------                         --------------------
Authorized Signatory                                 Authorized Signatory


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